                    AMENDMENT TO PARTICIPATION AGREEMENT

     The Participation Agreement dated as of March 1, 2000, by and among FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, TEMPLETON VARIABLE PRODUCTS SERIES FUND, FRANKLIN TEMPLETON DISTRIBUTORS, INC. and ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

     Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: December 1, 2000


FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST

By: ___________________________________

Name: _________________________________

Title: ________________________________


ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY

By: ___________________________________

Name: _________________________________

Title: ________________________________


FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY

By: ___________________________________

Name: _________________________________

Title: ________________________________

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1.       Name:                              FUVUL Separate Account of Allmerica Financial
                                            Life Insurance and Annuity Company
         Date Established:                  12.17.99
         SEC Registration Number:           811-333-93031

2.       Name:                              FUVUL Separate Account of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  Pending
         SEC Registration Number:           Pending

3.       Name:                              Separate Account VA-P of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number:           811-8872

4.       Name:                              Separate Account VA-P of Allmerica Financial Life Insurance
                                            and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            811-8848

5.       Name:                              Separate Account VA-K of Allmerica Financial Life Insurance
                                            and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            811-6293

6.       Name:                              Separate Account VA-K of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            811-8114

7.       Name:                              Separate Account VA-K (Delaware) of Allmerica Financial Life
                                            Insurance and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            811-6293

8.       Name:                              Separate Account VA-P of First Allmerica Financial Life
                                            Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            811-8114


                             ACCOUNTS OF THE COMPANY

9.       Name:                              FR1 Separate Account of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            N/A

10.      Name:                              FR1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            N/A

11.      Name:                              FQ1 Separate Account of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            N/A

12.      Name:                              FQ1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            N/A

13.      Name:                              UR1 Separate Account of Allmerica Financial Life Insurance and
                                            Annuity Company

         Date Established:                  6.13.96
         SEC Registration Number            N/A

14.      Name:                              UR1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            N/A

15.      Name:                              UQ1 Separate Account of Allmerica Financial Life Insurance and
                                            Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            N/A

16.      Name:                              UQ1 Separate Account of First Allmerica Life Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            N/A


                                              ACCOUNTS OF THE COMPANY

17.      Name:                              Select Separate Account of Allmerica Financial Life Insurance
                                            and Annuity Company
         Date Established:                  6.13.96
         SEC Registration Number            811-6293

18.      Name:                              Select Separate Account of  First  Allmerica Financial Life
                                            Insurance Company
         Date Established:                  6.13.96
         SEC Registration Number            811-8114


                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 1                      CONTRACT 2                       CONTRACT 3
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       ValuePlus Assurance             ValuePlus Assurance              Pioneer Vision

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Pending                         Pending                          Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-93031                       Pending                          33-86664

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         1036-99                         1036-99                          A3025-96
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            FUVUL Separate Account of       FUVUL Separate Account of        Separate Account VA-P of
NAME/DATE ESTABLISHED       Allmerica Financial Life        First Allmerica Financial Life   First Allmerica Financial
                            Insurance and Annuity Company / Insurance and Annuity Company /  Life Insurance Company /
                            12.17.99                        Pending                          6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-09731                       Pending                          811-8872

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Templeton International         Templeton International          Franklin Small Cap Fund,
ADVISER                     Securities Fund, Class 2 -      Securities Fund, Class 2 -       Class 2 - Franklin Advisers,
                            Templeton Investment Counsel,   Templeton Investment Counsel,    Inc.
                            Inc.                            Inc.
                                                                                             Templeton International
                            Templeton Asset Strategy        Templeton Asset Strategy Fund,   Smaller Companies, Class 2 -
                            Fund, Class 2 - Templeton       Class 2 - Templeton Investment   Templeton Investment Counsel,
                            Investment Counsel, Inc.        Counsel, Inc.                    Inc.

                                                                                             Templeton Asset Strategy
                                                                                             Fund, Class 2 - Templeton
                                                                                             Investment Counsel, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 4                      CONTRACT 5                       CONTRACT 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Pioneer Vision                  Pioneer C-Vision                 Pioneer C-Vision

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-64831                       333-64833                        333-64831

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3025-96                        A3027-98                         A3027-98
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-P of        Separate Account VA-P of First   Separate Account VA-P of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company / Insurance Company / 6.13.96      Insurance and Annuity Company /
                            6.13.96                                                          6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-8848                        811-8872                         811-8848

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
ADVISER                     Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Inc.                                                             Inc.

                            Templeton International         Templeton International          Templeton International
                            Smaller Companies, Class 2 -    Smaller Companies, Class 2 -     Smaller Companies, Class 2 -
                            Templeton Investment Counsel,   Templeton Investment Counsel,    Templeton Investment Counsel,
                            Inc.                            Inc.                             Inc.

                            Templeton Asset Strategy        Templeton Asset Strategy Fund,   Templeton Asset Strategy
                            Fund, Class 2 - Templeton       Class 2 - Templeton Investment   Fund, Class 2 - Templeton
                            Investment Counsel, Inc.        Counsel, Inc.                    Investment Counsel, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 7                      CONTRACT 8                       CONTRACT 9
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Pioneer XtraVision              Pioneer - To Be Determined       Pioneer - To Be Determined

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-81017                       333-90535                        333-90537

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3028-99                        A3030-99                         A3030-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-P of        Separate Account VA-P of         Separate Account VA-P of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         First Allmerica Financial
                            Insurance and Annuity Company / Insurance and Annuity Company /  Life Insurance Company /
                            6.13.96                         6.13.96                          6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-8848                        811-8848                         811-8872

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
ADVISER                     Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Inc.                                                             Inc.

                            Templeton International         Templeton International          Templeton International
                            Smaller Companies Fund, Class   Smaller Companies Fund, Class    Smaller Companies Fund, Class
                            2 - Templeton Investment        2 - Templeton Investment         2 - Templeton Investment
                            Counsel, Inc.                   Counsel, Inc.                    Counsel, Inc.

                            Templeton Asset Strategy        Templeton Asset Strategy Fund,   Templeton Asset Strategy
                            Fund, Class 2 - Templeton       Class 2 - Templeton Investment   Fund, Class 2 - Templeton
                            Investment Counsel, Inc.        Counsel, Inc.                    Investment Counsel, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 10                     CONTRACT 11                      CONTRACT 12
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Agency Accumulator              Agency Accumulator               Agency Ultimate Advantage
                                                                                             Annuity

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Pending

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-87099                       333-87105                        Pending

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3030-99                        A3030-99                         3033-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-K of        Separate Account VA-K of First   Separate Account VA-K of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance and Annuity Company / Insurance Company / 6.13.96      Insurance and Annuity Company /
                            6.13.96                                                          6.13.96
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-6293                        811-8114                         811-6293

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Mutual Shares          Franklin Mutual Shares           Franklin Natural Resources
ADVISER                     Securities, Class 2 -           Securities, Class 2 - Franklin   Securities Fund, Class 2 -
                            Franklin Mutual Advisers, LLC   Mutual Advisers, LLC             Franklin Advisers, Inc

                            Templeton Developing Markets    Templeton Developing Markets     Franklin Small Cap Fund,
                            Securities Fund Class 2 -       Securities Fund Class 2 -        Class 2 - Franklin Advisers,
                            Templeton Asset Management,     Templeton Asset Management, Ltd  Inc.
                            Ltd
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 13                     CONTRACT 14                      CONTRACT 15
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Agency Ultimate Advantage       Delaware Medallion               Delaware Medallion

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Pending                         Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     Pending                         33-44830                         33-71054

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         3033-99                         A3025-99                         A3025-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-K of        Separate Account VA-K of         Separate Account VA-K of
NAME/DATE ESTABLISHED       First Allmerica Financial       Allmerica Financial Life         First Allmerica Financial
                            Life Insurance Company /        Insurance and Annuity Company /  Life Insurance Company /
                            6.13.96                         6.13.99                          6.13.99
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-87105                       33-44830                         33-71054

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Natural Resources      Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
ADVISER                     Securities Fund, Class 2 -      2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Franklin Advisers, Inc                                           Inc.

                            Franklin Small Cap Fund,        Mutual Shares Securities,        Mutual Shares Securities,
                            Class 2 - Franklin Advisers,    Class 2 - Franklin Mutual        Class 2 - Franklin Mutual
                            Inc.                            Advisers, LLC                    Advisers, LLC

                                                            Templeton Growth Securities      Templeton Growth Securities
                                                            Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                                                            Global Advisors Limited          Global Advisors Limited

                                                            Templeton International          Templeton International
                                                            Securities Fund, Class 2 -       Securities Fund, Class 2 -
                                                            Templeton Investment Counsel,    Templeton Investment Counsel,
                                                            Inc                              Inc
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 16                     CONTRACT 17                      CONTRACT 18
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Delaware Golden Medallion       Delaware - To Be Determined      Delaware - To Be Determined

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-81281                       333-90543                        333-90545

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3028-98                        A3030-99                         A3030-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-K of        Separate Account VA-K of         Separate Account VA-K of
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         First Allmerica Financial
                            Insurance and Annuity Company   Insurance and Annuity Company    Life Insurance Company /
                            / 6.13.99                       / 6.13.99                        6.13.99
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     33-44830                        33-44830                         33-71054

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
ADVISER                     Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Inc.                                                             Inc.

                            Mutual Shares Securities,       Mutual Shares Securities,        Mutual Shares Securities,
                            Class 2 - Franklin Mutual       Class 2 - Franklin Mutual        Class 2 - Franklin Mutual
                            Advisers, LLC                   Advisers, LLC                    Advisers, LLC

                            Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities
                            Fund, Class 2 - Templeton       Fund, Class 2 - Templeton        Fund, Class 2 - Templeton
                            Global Advisors Limited         Global Advisors Limited          Global Advisors Limited

                            Templeton International         Templeton International          Templeton International
                            Securities Fund, Class 2 -      Securities Fund, Class 2 -       Securities Fund, Class 2 -
                            Templeton Investment Counsel,   Templeton Investment Counsel,    Templeton Investment Counsel,
                            Inc.                            Inc.                             Inc
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                                     SCHEDULE D

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 19                     CONTRACT 20                      CONTRACT 21
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       PremierFocus                    PremierFocus                     PremierFocus

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            N                               N                                N

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              N/A

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         1037-99                         1037-99                          1037-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            FR1 Separate Account of         FR1 of First Allmerica           FQ1 of  Allmerica Financial
NAME/DATE ESTABLISHED       Allmerica Financial Life        Financial Life Insurance         Life Insurance and Annuity
                            Insurance and Annuity Company   Company                          Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              N/A

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Templeton International         Templeton International          Templeton International
ADVISER                     Securities Fund, Class 2 -      Securities Fund, Class 2 -       Securities Fund, Class 2 -
                            Templeton Investment Counsel,   Templeton Investment Counsel,    Templeton Investment Counsel,
                            Inc.                            Inc.                             Inc.

                                                                                             Templeton Asset Strategy
                                                                                             Fund, Class 2 - Templeton
                                                                                             Investment Counsel, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                                     SCHEDULE D

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 22                     CONTRACT 23                      CONTRACT 24
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       PremierFocus                    First Union IVA                  First Union IVA

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            N                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             Pending                          Pending

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         1037-99                         3029-99                          3029-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            FQ1 of First Allmerica          Separate Account VA-K of         Separate Account VA-K of
NAME/DATE ESTABLISHED       Financial Life Insurance        Allmerica Financial Life         First Allmerica Financial
                            Company                         Insurance and Annuity Company    Life Insurance Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             811-6293                         811-8114

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Templeton International         Templeton International          Templeton International
ADVISER                     Securities Fund, Class 2 -      Securities Fund, Class 2 -       Securities Fund, Class 2 -
                            Templeton Investment Counsel,   Templeton Investment Counsel,    Templeton Investment Counsel,
                            Inc.                            Inc.                             Inc.

                            Templeton Asset Strategy        Templeton Asset Strategy Fund,   Templeton Asset Strategy
                            Fund, Class 2 - Templeton       Class 2 - Templeton Investment   Fund, Class 2 - Templeton
                            Investment Counsel, Inc.        Counsel, Inc.                    Investment Counsel, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                                     SCHEDULE D

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 25                     CONTRACT 26                      CONTRACT 27
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       First Union Private Placement   First Union Private Placement    First Union Private Placement
                            Annuity                         Annuity                          Annuity

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            N                               N                                N

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              N/A

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         3034-00                         3034-00                          3034-99
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            UQ1 Separate Account of         UQ1 of First Allmerica           UR1 of  Allmerica Financial
NAME/DATE ESTABLISHED       Allmerica Financial Life        Financial Life Insurance         Life Insurance and Annuity
                            Insurance and Annuity Company   Company                          Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             N/A                              N/A

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Templeton International         Templeton International          Templeton International
ADVISER                     Securities Fund, Class 2 -      Securities Fund, Class 2 -       Securities Fund, Class 2 -
                            Templeton Investment Counsel,   Templeton Investment Counsel,    Templeton Investment Counsel,
                            Inc.                            Inc.                             Inc.

                            Templeton Asset Strategy        Templeton Asset Strategy Fund,
                            Fund, Class 2 - Templeton       Class 2 - Templeton Investment
                            Investment Counsel, Inc.        Counsel, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                                     SCHEDULE D

                                              CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- ------------------------------->
                                  CONTRACT 28                     CONTRACT 29                      CONTRACT 30
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       First Union Private Placement   Allmerica Advantage              Allmerica Advantage
                            Annuity

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            N                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             33-39702                         33-70152

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         3034-00                         A-3025-96                        A-3025-96
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            UR1 of First Allmerica          Separate Account VA-K of         Separate Account VA-K of
NAME/DATE ESTABLISHED       Financial Life Insurance        Allmerica Financial Life         First Allmerica Financial
                            Company                         Insurance and Annuity Company    Life Insurance Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     N/A                             811-6293                         811-8114

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Templeton International         Franklin Natural Resources       Franklin Natural Resources
ADVISER                     Securities Fund, Class 2 -      Securities Fund, Class 2 -       Securities Fund, Class 2 -
                            Templeton Investment Counsel,   Franklin Advisers, Inc.          Franklin Advisers, Inc
                            Inc.

                                                            Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
                                                            2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                                                                                             Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 30                     CONTRACT 31                      CONTRACT 32
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       ExecAnnuity Plus                ExecAnnuity Plus                 Select Reward

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     33-39702                        33-70152                         333-78245

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A-3018-91                       A-3018-91                        A3028-99
NUMBERS                     A-3021-93                       A-3021-93

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account VA-K of        Separate Account VA-K of First   Allmerica Select Separate
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Account of Allmerica
                            Insurance and Annuity Company   Insurance Company                Financial Life Insurance and
                                                                                             Annuity Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-6293                        811-8114                         811-6632

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Natural Resources      Franklin Natural Resources       Franklin Small Cap Fund,
ADVISER                     Securities Fund, Class 2 -      Securities Fund, Class 2 -       Class 2 - Franklin Advisers,
                            Franklin Advisers, Inc          Franklin Advisers, Inc           Inc.

                            Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Mutual Shares Securities,
                            Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Mutual
                            Inc.                                                             Advisers, LLC

                                                                                             Templeton Pacific Growth
                                                                                             Securities Fund, Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------


--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 33                     CONTRACT 34                     CONTRACT 35
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Select Reward                   Select Resource                  Select Resource

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-78245                       333-78245                        333-78245

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3028-99                        A3020-92, A3025-96               A3020-92, A3025-96
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Allmerica Select Separate       Allmerica Select Separate        Allmerica Select Separate
NAME/DATE ESTABLISHED       Account of  First Allmerica     Account of Allmerica Financial   Account of  First Allmerica
                            Financial Life Insurance        Life Insurance and Annuity       Financial Life Insurance
                            Company                         Company                          Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-8116                        811-6632                         811-8116

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Small Cap Fund,        Franklin Small Cap Fund, Class   Franklin Small Cap Fund,
ADVISER                     Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.      Class 2 - Franklin Advisers,
                            Inc.                                                             Inc.

                            Mutual Shares Securities,       Mutual Shares Securities,        Mutual Shares Securities,
                            Class 2 - Franklin Mutual       Class 2 - Franklin Mutual        Class 2 - Franklin Mutual
                            Advisers, LLC                   Advisers, LLC                    Advisers, LLC

                            Templeton Pacific Growth        Templeton Pacific Growth         Templeton Pacific Growth
                            Securities Fund, Class 2        Securities Fund, Class 2         Securities Fund, Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------


--------------------------- ------------------------------- -------------------------------- -------------------------------
                                  CONTRACT 36                     CONTRACT 37                      CONTRACT 38
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Select Charter                  Select Charter

--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-78245                       333-78245

--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3027-98                        A3027-98
NUMBERS

--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Allmerica Select Separate       Allmerica Select Separate
NAME/DATE ESTABLISHED       Account of Allmerica            Account of  First Allmerica
                            Financial Life Insurance and    Financial Life Insurance
                            Annuity Company                 Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-6632                        811-8116

--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS AND CLASSES -    Franklin Small Cap Fund,        Franklin Small Cap Fund, Class
ADVISER                     Class 2 - Franklin Advisers,    2 - Franklin Advisers, Inc.
                            Inc.

                            Mutual Shares Securities,       Mutual Shares Securities,
                            Class 2 - Franklin Mutual       Class 2 - Franklin Mutual
                            Advisers, LLC                   Advisers, LLC

                            Templeton Pacific Growth        Templeton Pacific Growth
                            Securities Fund, Class 2        Securities Fund, Class 2
--------------------------- ------------------------------- -------------------------------- -------------------------------

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